LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001

Seeking growth of capital through diversification of investment securities having potential for capital appreciation

KEMPER GROWTH FUND

 " We strive to maintain a portfolio of the best growth stocks available in each and every sector regardless of which sectors of the market happen to be in favor. ... In an environment as volatile as the one we've experienced in the last six months, it's essential not to be swayed by short-term trends."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
TERMS TO KNOW

10
INDUSTRY SECTORS

11
LARGEST HOLDINGS

12
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

20
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER GROWTH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                   KEMPER GROWTH FUND          KEMPER GROWTH FUND        LIPPER LARGE-CAP GROWTH
KEMPER GROWTH FUND CLASS A                               CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
--------------------------                         ------------------          ------------------        -----------------------
-35.16                                                   -35.57                      -35.45                      -34.03

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER GROWTH FUND CLASS A      $10.27    $18.04
 .........................................................
    KEMPER GROWTH FUND CLASS B      $ 9.21    $16.50
 .........................................................
    KEMPER GROWTH FUND CLASS C      $ 9.37    $16.72
 .........................................................

 KEMPER GROWTH FUND LIPPER RANKINGS
 AS OF 3/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP GROWTH FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR                  #518 of               #529 of               #527 of
                           732 funds             732 funds             732 funds
 ..........................................................................................
    5-YEAR                  #262 of               #269 of               #268 of
                           283 funds             283 funds             283 funds
 ..........................................................................................
    10-YEAR                  #82 of                 n/a                   n/a
                            88 funds
 ..........................................................................................
    15-YEAR                  #47 of                 n/a                   n/a
                            58 funds
 ..........................................................................................
    20-YEAR                  #34 of                 n/a                   n/a
                            42 funds
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                          LONG-TERM
                                         CAPITAL GAIN
 .........................................................
    KEMPER GROWTH FUND CLASS A              $0.06
 .........................................................
    KEMPER GROWTH FUND CLASS B              $0.06
 .........................................................
    KEMPER GROWTH FUND CLASS C              $0.06
 .........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER GROWTH FUND
                           IN THE LARGE- CAP GROWTH CATEGORY. PLEASE CONSULT
                           THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

GARY A. LANGBAUM, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, WAS NAMED CO-LEAD MANAGER ON MAY 16, 2001. HE HAS MORE THAN 25 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. JESSE STUART IS CO-LEAD MANAGER. HIS EXPERIENCE INCLUDES TELECOM AND EUROPEAN EQUITY ANALYSIS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                             OVER THE PAST SIX MONTHS -- OCTOBER 1, 2000,
                             THROUGH MARCH 31, 2001 -- THERE WAS A REVERSAL IN MARKET LEADERSHIP. THE PERFORMANCE OF ONCE SEEMINGLY UNSTOPPABLE LARGE GROWTH AND TECHNOLOGY STOCKS REVERSED, WHILE VALUE STOCKS RALLIED. THIS CREATED A CHALLENGING ENVIRONMENT FOR KEMPER GROWTH FUND. IN THE FOLLOWING INTERVIEW, THE FUND'S MANAGEMENT TEAM DISCUSSES THE RECENT MARKET ENVIRONMENT AND HER ONGOING INVESTMENT STRATEGY FOR THE FUND.

Q     DESPITE A MARKET RALLY IN JANUARY, THE MARKET ENVIRONMENT WAS DIFFICULT
FOR GROWTH STOCKS IN THE LAST SIX MONTHS. WHAT WAS BEHIND THIS TURBULENCE?

A     Large-company growth stocks, as a group, declined sharply during the past six months. The combination of a weakening economy and slowing profit growth -- particularly in the technology sector -- proved harmful for an asset class in which valuations were already rich by historical standards. Since the technology-heavy Nasdaq Composite hit its peak during March 2000, investors who came to expect double-digit stock market returns year after year have had to adjust their expectations. During the past six months alone, the Nasdaq fell an astounding 49.90 percent.

  Beginning in March 2000, value stocks came back to life when investors began to fear that highly valued growth stocks would not be able to sustain their market prices. Investors began to look for "safety" in less expensive stocks. During the fourth calendar quarter, the on-going plunge in technology stocks dragged down growth stocks in general, while value stocks rallied.

  For the six-month reporting period, both large- and small-company value stocks outperformed their growth counterparts. At the same time, small-company growth stocks outperformed large-company growth stocks. This combination created an extremely difficult environment for the fund, which keeps its investments focused in high-quality, large-company growth stocks.

  Numerous factors contributed to the downward pressure on stocks during this time, including worries about an economic slowdown, the difficulties surrounding the presidential election, a downturn in corporate capital spending and slowing profit growth (particularly among technology companies). These fears were confirmed by a steady flow of disappointing earnings announcements, which shed light on slowing sales by technology firms -- particularly those in the telecommunications equipment and wireless handset sectors. With valuations already very rich among high-growth companies, the downturn in the economy took an additional toll on nearly all growth stocks.

Q     HOW DID KEMPER GROWTH FUND RESPOND TO THIS CHALLENGING BACKDROP?

A     The fund, along with nearly all growth stock funds, struggled. However, we're pleased that the fund's Class A shares (unadjusted for sales charges) fared better than our benchmark -- declining 35.16 percent versus a 37.78 percent drop by the Russell 1000 Growth Index.

PERFORMANCE UPDATE

Q     WHAT ARE SOME SPECIFIC POSITIONS THAT HELPED RELATIVE PERFORMANCE?

A     The fund benefited from overweight positions in the financial, consumer and health care sectors. Baxter International was a strong performer during the period, as it demonstrated the consistency of its earnings and as the market began to appreciate its biotechnology division. Positions in Household International, Colgate-Palmolive, HCA-Healthcare and Merck all helped fund performance.

Q     WHAT ARE SOME SPECIFIC POSITIONS THAT DETRACTED FROM PERFORMANCE?

A     The fund's position in technology stocks was the deciding factor in its decline, even though the fund's position in technology was considerably less than its benchmark. Among the worst performers were Cisco Systems, Intel, Aether Systems, Applied Materials and Network Appliances.

  The volatility within technology has made it a very difficult industry in which to invest. However, we believe technology companies continue to provide highly attractive long-term growth potential. As growth managers, we need to continue to invest in the sector. To mitigate risk, we have focused on the companies that we believe are the best positioned to emerge from an economic slowdown relatively unscathed. This is why our focus on company (fundamental) research is so important. Our in-house staff of research analysts is intimately familiar with the companies in which we invest. They understand the impact of management, products, sales and earnings on the companies' balance sheets and income statements. This knowledge enables us to determine the difference between companies whose earnings outlooks are deteriorating because of the economy, and those that are falling short of expectations due to poor management, bad execution or declining market share.

Q     WITH TECHNOLOGY SLIDING, HAVE YOU CONSIDERED EXITING THE SECTOR FOR NOW?

A     We strive to maintain a portfolio of the best growth stocks available in each and every sector regardless of which sectors of the market happen to be in favor. While our investment strategy is not quite sector neutral, we are committed to controlling risk through diversification. We generally aim to keep our sector weightings within plus or minus 5 percent of each sector in the Russell 1000 Growth Index. This discipline keeps us from trying to guess the next hot sector. And it helps ensure the fund will be well positioned to capture gains and minimize losses during bouts of extreme volatility, such as those we witnessed this period.

  In an environment as volatile as the one we've experienced in the last six months, it's essential not to be swayed by short-term trends. If a company still offers good fundamentals, as many technology companies still do, we aren't going to sell it solely on the basis of a price decline. Long-term, it pays to stick to your discipline and avoid the temptation to change your approach. This is especially true when the market has already experienced a deep correction such as this one.

Q     WHAT DO YOU LOOK FOR IN INDIVIDUAL STOCKS?

A     Rather than focusing on trends in the economy and financial markets, we look for trends at individual companies. We want to know if a company will be able to sustain strong earnings growth, irrespective of any short-term noise that is moving its stock price. In addition, we look for companies with strong brand franchises and skilled management teams. We strive to own stocks that have the ability to produce superior performance in both bull and bear markets. While there will be times when this approach doesn't produce market-beating returns, we believe that a focus on the companies with the strongest fundamentals will pay off in the long run.

Q     HOW IS KEMPER GROWTH FUND CURRENTLY POSITIONED?

A     Relative to our benchmark, we have a smaller technology position. However, we continue to own stocks with high growth potential that should benefit if the sectors stage a rally. We own slightly more in the consumer staples sector than the Russell 1000 Growth and, as always, are focusing on those companies where we have confidence in the near- and long-term fundamentals. Fund holdings in this area are Colgate-Palmolive and PepsiCo, which were both positive contributors to the fund this period. The fund is also maintaining a strong position in health care relative to our benchmark. We're optimistic about these companies because we believe many of them,

PERFORMANCE UPDATE

particularly pharmaceutical companies, have impressive new products that they will be bringing to market and capable management teams in place. These factors should lead to strong earnings growth.

Q     WHAT IS YOUR OUTLOOK FOR THE REST OF 2001?

A     We are looking forward to an improved investment environment as the year progresses.

Although daily volatility is likely to remain high, we feel that good companies with strong fundamentals -- which exemplify the types of stocks in which we invest -- will ultimately outperform the market. Despite the challenges that have emerged in the past eight months, we will continue to do what we have always done, which is to invest only in the companies that we believe will deliver earnings on or ahead of expectations. We believe that our disciplined approach to investing, along with our risk management measures, will lead to superior long-term investment results for the fund.

TERMS TO KNOW

GROWTH STOCK Stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

CAPITALIZATION/MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

SECTOR A grouping of stocks that are usually found in related industries, such as technology. The stocks within a market sector may be similarly affected by financial, economic, business and other developments.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 2001, AND ON SEPTEMBER 30, 2000.
[BAR GRAPH]

                                                                   KEMPER GROWTH FUND ON              KEMPER GROWTH FUND ON
                                                                          3/31/01                            9/30/00
                                                                   ---------------------              ---------------------
Technology                                                                 32.40                              43.80
Consumer nondurables                                                       25.50                               9.30
Health care                                                                25.40                              17.30
Capital goods                                                               8.30                               6.60
Finance                                                                     6.10                               3.80
Energy                                                                      2.30                               1.60
Communication services                                                      0.00                              10.40
Basic materials                                                             0.00                               7.20

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER GROWTH FUND REPRESENTED ON MARCH 31, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX.
[BAR GRAPH]

                                                                   KEMPER GROWTH FUND ON           RUSSELL 1000 GROWTH INDEX ON
                                                                          3/31/01                            3/31/01
                                                                   ---------------------           ----------------------------
Technology                                                                 32.40                              41.40
Consumer nondurables                                                       25.50                              20.30
Health care                                                                25.40                              21.00
Capital goods                                                               8.30                               9.90
Finance                                                                     6.10                               2.00
Energy                                                                      2.30                               1.30
Communication services                                                      0.00                               2.50
Utilities                                                                   0.00                               1.40
Transportation                                                              0.00                               0.10
Basic materials                                                             0.00                               0.10

* THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISING COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER-THAN-AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS
Representing 37.9 percent of the fund's total portfolio on March 31, 2001.

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
1.             GENERAL ELECTRIC              A broadly diversified company        6.6%
                                             with major businesses in power
                                             generators, appliances, lighting,
                                             plastics, medical systems,
                                             aircraft engines, financial
                                             services and broadcasting.
---------------------------------------------------------------------------------------
2.             PFIZER                        A globally diversified               5.8%
                                             research-based health care
                                             company that develops,
                                             manufactures and markets a wide
                                             variety of products for human and
                                             animal health care.
---------------------------------------------------------------------------------------
3.             MICROSOFT                     Develops, markets and supports a     4.6%
                                             variety of software, operating
                                             systems, language and application
                                             programs.
---------------------------------------------------------------------------------------
4.             BAXTER INTERNATIONAL          Develops, manufactures and           3.6%
                                             distributes a diversified line of
                                             products, systems and services
                                             primarily used in the health care
                                             field.
---------------------------------------------------------------------------------------
5.             MERCK                         A global pharmaceutical company      3.3%
                                             that discovers, develops,
                                             manufactures and markets human
                                             and animal health products.
---------------------------------------------------------------------------------------
6.             WAL-MART                      A large, global retailer, with       3.1%
                                             operations in the United States,
                                             Asia and Latin America. Wal-Mart
                                             operates Wal-Marts, Wal-Mart
                                             Supercenters and Sam's Clubs. It
                                             also sells branded merchandise
                                             under the Popular Mechanics,
                                             Better Homes & Gardens and Sam's
                                             American Choice labels.
---------------------------------------------------------------------------------------
7.             HOME DEPOT                    A home improvement retailer          3.0%
                                             operating stores in the United
                                             States, Canada, Chile and Puerto
                                             Rico.
---------------------------------------------------------------------------------------
8.             AOL TIME WARNER               A global leader in consumer          3.0%
                                             online services, including
                                             Internet access, e-mail,
                                             software, conferencing, computer
                                             support and electronic
                                             periodicals. It provides
                                             businesses with fully managed
                                             services that include Internet
                                             connections, remote dial access,
                                             security solutions, virtual
                                             private networks and Web hosting
                                             services.
---------------------------------------------------------------------------------------
9.             ELECTRONIC DATA SYSTEMS       A professional services firm         2.6%
                                             offering a portfolio of
                                             information technology and
                                             related services worldwide.
---------------------------------------------------------------------------------------
10.            SUN MICROSYSTEMS              Provides a wide range of             2.3%
                                             products, services and support
                                             solutions for building and
                                             maintaining network computing
                                             environments.
---------------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND
Portfolio of Investments at March 31, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--0.0%                                                     PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
                                             State Street Bank and Trust Company,
                                               5.23%, to be repurchased at
                                               $688,300 on 04/02/2001**
                                               (Cost $688,000)                        $   688,000      $      688,000
                                             ----------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (Cost $688,000)                                                  688,000
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS--7.1%
-------------------------------------------------------------------------------------------------------------------------
                                             Enron Corp., 5.68%, 04/02/2001***         29,500,000          29,495,346
                                             Salomon Smith Barney Holdings Corp.,
                                               5.18%, 04/02/2001***                    50,000,000          49,992,805
                                             Countrywide Home Loan Corp., 5.55%,
                                               04/02/2001***                           50,000,000          49,992,292
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $129,480,443)                                          129,480,443
                                             ----------------------------------------------------------------------------
    COMMON STOCKS--92.9%                                                                 SHARES
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--8.1%
      DEPARTMENT & CHAIN STORES
                                             Home Depot, Inc.                           1,262,950          54,433,145
                                             Kohl's Corp.*                                603,300          37,217,577
                                             Wal-Mart Stores, Inc.                      1,127,900          56,958,950
                                             ----------------------------------------------------------------------------
                                                                                                          148,609,672
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--8.3%
      FOOD & BEVERAGE--4.7%
                                             Coca-Cola Co.                                460,100          20,778,116
                                             Heineken NV*                                 565,500          29,468,137
                                             PepsiCo, Inc.                                788,400          34,650,180
                                             ----------------------------------------------------------------------------
                                                                                                           84,896,433

      PACKAGE GOODS/ COSMETICS--3.6%
                                             Colgate-Palmolive Co.                        709,000          39,179,340
                                             Procter & Gamble Co.                         438,900          27,475,140
                                             ----------------------------------------------------------------------------
                                                                                                           66,654,480
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--25.2%
      BIOTECHNOLOGY--1.6%
                                             Amgen Inc.*                                  499,800          30,081,712
                                             ----------------------------------------------------------------------------

      HOSPITAL MANAGEMENT--3.0%
                                             HCA--The Healthcare Co.                      590,800          23,791,516
                                             UnitedHealth Group, Inc.                     516,100          30,584,086
                                             ----------------------------------------------------------------------------
                                                                                                           54,375,602

      MEDICAL SUPPLY & SPECIALTY--5.1%
                                             Baxter International, Inc.                   691,600          65,107,224
                                             Medtronic, Inc.                              625,420          28,606,711
                                             ----------------------------------------------------------------------------
                                                                                                           93,713,935

      PHARMACEUTICALS--15.5%
                                             ALZA Corp.*                                  466,400          18,889,200
                                             Allergan, Inc.                               434,900          32,247,835
                                             Eli Lilly & Co.                              528,300          40,499,478
                                             Johnson & Johnson, Inc.                      295,000          25,803,650
                                             Merck & Co., Inc.                            783,700          59,482,830
                                             Pfizer, Inc.                               2,577,875         105,563,981
                                             ----------------------------------------------------------------------------
                                                                                                          282,486,974

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.2%
      CELLULAR TELEPHONE
                                             American Tower Corp. "A"*                    714,000      $   13,209,000
                                             Nokia Oyj*                                 1,098,900          26,373,600
                                             ----------------------------------------------------------------------------
                                                                                                           39,582,600
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--6.1%
      BANKS--1.1%
                                             State Street Bank and Trust Co.*             218,500          20,407,900
                                             ----------------------------------------------------------------------------

      INSURANCE--2.3%
                                             American International Group, Inc.           516,150          41,550,075
                                             ----------------------------------------------------------------------------

      CONSUMER FINANCE--2.7%
                                             American Express Co.                         668,400          27,604,920
                                             Household International, Inc.                366,300          21,699,612
                                             ----------------------------------------------------------------------------
                                                                                                           49,304,532
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--8.2%
      ADVERTISING--1.5%
                                             Omnicom Group, Inc.                          336,500          27,889,120
                                             ----------------------------------------------------------------------------

      BROADCASTING & ENTERTAINMENT--6.7%
                                             AOL Time Warner, Inc.*                     1,343,670          53,948,350
                                             Clear Channel Communications, Inc.*          782,500          42,607,125
                                             Viacom, Inc. "B"*                            566,900          24,926,593
                                             ----------------------------------------------------------------------------
                                                                                                          121,482,068
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.6%
      EDP SERVICES
                                             Electronic Data Systems Co.                  843,950          47,143,047
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.4%
      AEROSPACE
                                             United Technologies Corp.                    345,700          25,339,810
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--6.6%
      DIVERSIFIED MANUFACTURING
                                             General Electric Co.                       2,883,900         120,720,054
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--22.1%
      COMPUTER SOFTWARE--10.2%
                                             Adobe Systems, Inc.                          560,200          19,590,194
                                             BEA Systems, Inc.*                           489,900          14,390,812
                                             Brocade Communications Systems, Inc.*        624,200          13,039,538
                                             Check Point Software Technologies,
                                               Ltd.*                                      359,700          17,085,750
                                             Microsoft Corp.*                           1,546,190          84,557,266
                                             Oracle Corp.*                              1,024,960          15,353,901
                                             VERITAS Software Corp.*                      272,700          12,609,648
                                             i2 Technologies, Inc.*                       669,480           9,707,460
                                             ----------------------------------------------------------------------------
                                                                                                          186,334,569

      DIVERSE ELECTRONIC PRODUCTS--2.0%
                                             Applied Materials, Inc.*                     862,700          37,527,450
                                             ----------------------------------------------------------------------------

      ELECTRONIC COMPONENTS--2.3%
                                             Altera Corp.*                                799,900          17,147,856
                                             Cisco Systems, Inc.*                       1,572,150          24,859,622
                                             ----------------------------------------------------------------------------
                                                                                                           42,007,478

      ELECTRONIC DATA PROCESSING--3.4%
                                             International Business Machines Corp.        192,100          18,476,178
                                             Sun Microsystems, Inc.*                    2,784,300          42,794,691
                                             ----------------------------------------------------------------------------
                                                                                                           61,270,869

      SEMICONDUCTORS--4.2%
                                             Intel Corp.                                1,071,410          28,191,476
                                             Linear Technology Corp.                      903,180          37,086,829
                                             Vitesse Semiconductor Corp.*                 495,680          11,803,380
                                             ----------------------------------------------------------------------------
                                                                                                           77,081,685

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.1%
      OIL & GAS PRODUCTION
                                             Anadarko Petroleum Corp.                     318,700      $   20,007,986
                                             Nabors Industries, Inc.*                     358,500          18,584,640
                                             ----------------------------------------------------------------------------
                                                                                                           38,592,626
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCK
                                             (Cost $1,775,206,964)                                      1,697,052,691
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT--100%
                                             (Cost $1,905,375,407)                                     $1,827,221,134
                                             ----------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) Based on the cost of investment of $1,906,282,624 for federal income tax purposes at March 31, 2001, the aggregate gross unrealized appreciation was $201,906,076, the aggregate gross unrealized depreciation was $280,967,566 and the net unrealized depreciation on investments was $79,061,490.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of March 31, 2001 (Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value, (cost $1,905,375,407)      $1,827,221,134
------------------------------------------------------------------------------
Cash                                                                       481
------------------------------------------------------------------------------
Receivable for investments sold                                     14,234,972
------------------------------------------------------------------------------
Dividend receivable                                                  1,319,981
------------------------------------------------------------------------------
Interest receivable                                                        200
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      2,422,736
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,845,199,504
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                   14,232,000
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     3,484,417
------------------------------------------------------------------------------
Accrued management fee                                                 861,078
------------------------------------------------------------------------------
Accrued trustee fee                                                     28,525
------------------------------------------------------------------------------
Accrued reorganization costs                                           521,023
------------------------------------------------------------------------------
Other payables and accrued expenses                                  1,444,813
------------------------------------------------------------------------------
Total liabilities                                                   20,571,856
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,824,627,648
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $   (5,477,878)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          (78,154,273)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (91,750,800)
------------------------------------------------------------------------------
Paid-in-capital                                                  2,000,010,599
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,824,627,648
------------------------------------------------------------------------------
NET ASSETS VALUE AND OFFERING PRICE
------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,492,565,973 / 145,380,731 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $10.27
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of net asset
  value.)                                                               $10.90
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($289,248,339
  / 31,391,088 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $9.21
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,858,889 /
  2,972,282 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                      $9.37
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($14,954,447 / 1,416,559 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $10.56
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $55,338)            $     5,904,219
-------------------------------------------------------------------------------
Interest                                                              2,937,018
-------------------------------------------------------------------------------
Total income                                                          8,841,237
-------------------------------------------------------------------------------
Expenses:
Management fee                                                        6,570,963
-------------------------------------------------------------------------------
Services to shareholders                                              2,640,232
-------------------------------------------------------------------------------
Custodian fees                                                           34,226
-------------------------------------------------------------------------------
Distribution services fees                                            1,628,186
-------------------------------------------------------------------------------
Administrative services fees                                          2,897,474
-------------------------------------------------------------------------------
Auditing                                                                 39,861
-------------------------------------------------------------------------------
Legal                                                                    37,993
-------------------------------------------------------------------------------
Trustees' fees and expenses                                              31,213
-------------------------------------------------------------------------------
Reports to shareholders                                                 139,335
-------------------------------------------------------------------------------
Registration fees                                                        47,403
-------------------------------------------------------------------------------
Reorganization                                                          680,971
-------------------------------------------------------------------------------
Other                                                                    44,034
-------------------------------------------------------------------------------
Total expenses, before expense reductions                            14,791,891
-------------------------------------------------------------------------------
Expense reductions                                                     (472,776)
-------------------------------------------------------------------------------
Total expenses, after expense reductions                             14,319,115
-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         (5,477,878)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------
Net realized gain (loss) from investments                            (8,703,933)
-------------------------------------------------------------------------------
Net realized gain (loss) from foreign currency related
transactions                                                              7,833
-------------------------------------------------------------------------------
                                                                     (8,696,100)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (1,017,815,816)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (1,026,511,916)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(1,031,989,794)
-------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 MARCH 31, 2001            YEAR ENDED
                                                                  (UNAUDITED)          SEPTEMBER 30, 2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    $    (5,477,878)        $   (19,267,700)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  (8,696,100)            211,498,589
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (1,017,815,816)            460,612,876
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (1,031,989,794)            652,843,765
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                          (230,274,067)           (226,746,710)
---------------------------------------------------------------------------------------------------------
  Class B                                                           (50,579,630)            (54,597,329)
---------------------------------------------------------------------------------------------------------
  Class C                                                            (4,457,485)             (2,975,833)
---------------------------------------------------------------------------------------------------------
  Class I                                                            (2,161,726)             (2,054,267)
---------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           279,757,603           1,535,576,603
---------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       270,318,566             270,014,395
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (419,986,148)         (1,736,304,592)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        130,090,021              69,286,406
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (1,189,372,681)            435,756,032
---------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 3,014,000,329           2,578,244,297
---------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $5,477,878 and $0, respectively)             $ 1,824,627,648         $ 3,014,000,329
---------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived for the financial statements.

                                                                                   CLASS A
                                                ------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                MARCH 31, 2001     -----------------------------------------------------------
                                                (UNAUDITED)          2000          1999          1998        1997    1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.04           15.79         11.72         15.47      17.21   16.07
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (0.02)(b)       (0.08)(b)     (0.05)(b)     (0.01)(b)     --    0.12
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               (6.02)           4.09          4.18         (1.65)      2.61    2.74
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (6.04)           4.01          4.13         (1.66)      2.61    2.86
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    --              --            --            --         --   (0.04)
------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (1.73)          (1.76)        (0.06)        (2.09)     (4.35)  (1.68)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (1.73)          (1.76)        (0.06)        (2.09)     (4.35)  (1.72)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $10.27           18.04         15.79         11.72      15.47   17.21
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)                                    (35.16)**        25.49         35.29        (11.78)     19.97   19.62
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)             1,493           2,445         2,054         1,646      1,908   1,817
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.02(c)*        1.00          1.05          1.04       1.06    1.07
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.00(c)*        0.99          1.05          1.04       1.06    1.07
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (0.27)*         (0.44)        (0.36)        (0.09)      0.07    0.65
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              87*             49            97           122        201     150
------------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                ------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                MARCH 31, 2001     -----------------------------------------------------------
                                                (UNAUDITED)          2000          1999          1998        1997    1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $16.50           14.69         11.03         14.83      16.82   15.85
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (0.08)(b)       (0.23)(b)     (0.21)(b)     (0.16)(b)  (0.16)  (0.09)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               (5.48)           3.80          3.93         (1.55)      2.52    2.74
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (5.56)           3.57          3.72         (1.71)      2.36    2.65
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    --              --            --            --         --      --
------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (1.73)          (1.76)        (0.06)        (2.09)     (4.35)  (1.68)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (1.73)          (1.76)        (0.06)        (2.09)     (4.35)  (1.68)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $9.21           16.50         14.69         11.03      14.83   16.82
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)                                    (35.57)**        24.32         33.77        (12.73)     18.68   18.47
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)               289             504           479           527        874     874
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.01(c)*        1.91          2.17          2.14       2.13    2.05
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.00(c)*        1.90          2.17          2.14       2.13    2.05
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (1.32)*         (1.35)        (1.48)        (1.19)     (1.00)  (0.33)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              87*             49            97           122        201     150
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                  CLASS C
                                               ------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                               MARCH 31, 2001     -----------------------------------------------------------
                                               (UNAUDITED)          2000          1999          1998        1997    1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $16.72           14.87         11.13         14.91      16.87   15.87
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         (0.07)(b)        (.23)(b)     (0.18)(b)     (0.14)(b)  (0.13)  (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (5.55)           3.84          3.98         (1.55)      2.52    2.74
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.62)           3.61          3.80         (1.69)      2.39    2.68
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   --              --            --            --         --      --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (1.73)          (1.76)        (0.06)        (2.09)     (4.35)  (1.68)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.73)          (1.76)        (0.06)        (2.09)     (4.35)  (1.68)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.37           16.72         14.87         11.13      14.91   16.87
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)                                   (35.45)**        24.30         34.19        (12.50)     18.87   18.65
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)               28              42            26            16         18      11
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   1.82(c)*        1.90          1.90          1.98       1.99    1.95
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.78(c)*        1.89          1.90          1.98       1.99    1.95
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.05)*         (1.34)        (1.21)        (1.03)     (0.86)  (0.23)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             87*             49            97           122        201     150
-----------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS I
                                               ------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                               MARCH 31, 2001     -----------------------------------------------------------
                                               (UNAUDITED)          2000          1999          1998        1997    1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $18.45           16.07         11.88         15.60      17.26   16.09
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         (0.02)(b)       (0.02)(b)        --(b)       0.05(b)    0.08    0.19
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (6.14)           4.16          4.25         (1.68)      2.61    2.74
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.16)           4.14          4.25         (1.63)      2.69    2.93
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   --              --            --            --         --   (0.08)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (1.73)          (1.76)        (0.06)        (2.09)     (4.35)  (1.68)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.73)          (1.76)        (0.06)        (2.09)     (4.35)  (1.76)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.56           18.45         16.07         11.88      15.60   17.26
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %                                      (34.98)**        25.81         35.82        (11.45)     20.51   20.19
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)               15              23            19            21         27      36
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   0.49(c)*        0.69          0.71          0.65       0.70    0.64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        0.49(c)*        0.68          0.71          0.65       0.70    0.64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             0.24*          (0.13)        (0.02)         0.30       0.43    1.08
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             87*             49            97           122        201     150
-----------------------------------------------------------------------------------------------------------------------------

NOTES:

(a) Total return does not reflect the effect of sales charges.

(b) Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were .99%, 1.97%, 1.78% and .48% for Class A, B, C and I, respectively and after expense reductions were .99%, 1.96%, 1.78% and .48% for Class A, B, C and I, respectively.

 *  Annualized

 ** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Growth Fund (the "Fund") is registered under
                             the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than the other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE & SALES OF
     SECURITIES              For the six months ended March 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $1,009,769,003

                             Proceeds from sales                   1,153,184,544

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. For the six months ended March 31, 2001 the Fund incurred a management fee of $6,570,963 which is equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 are $351,606.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant

NOTES TO FINANCIAL STATEMENTS

                             to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended March 31, 2001 are $1,989,613, of which $378,335 was unpaid at March 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by SDI for the six months ended March 31, 2001 were $2,897,474, of which $410,611 was unpaid at March 31, 2001. In addition $9,723 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC") formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $2,650,569 for the six months ended March 31, 2001, of which $699,409 was unpaid at March 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZSI. During the six months ended March 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $6,287 to independent trustees. In addition, a one-time fee of $24,926 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election under the reorganization discussed in Note 7.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                     MARCH 31, 2001                 SEPTEMBER 30, 2000
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------------
                                        Class A                13,748,232    $ 195,922,619     61,164,943    $ 1,139,176,816
                                       -------------------------------------------------------------------------------------
                                        Class B                 3,552,803       45,885,304     13,712,810        234,563,095
                                       -------------------------------------------------------------------------------------
                                        Class C                   894,317       12,119,686      2,958,176         50,881,802
                                       -------------------------------------------------------------------------------------
                                        Class I                    95,662        1,344,045        210,431          4,010,848
                                       -------------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------------
                                        Class A                17,284,283      215,189,230     11,868,295        212,324,191
                                       -------------------------------------------------------------------------------------
                                        Class B                 4,337,546       48,624,214      3,199,374         52,725,667
                                       -------------------------------------------------------------------------------------
                                        Class C                   381,332        4,343,396        174,377          2,910,274
                                       -------------------------------------------------------------------------------------
                                        Class I                   169,149        2,161,726        112,562          2,054,263
                                       -------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------------
                                        Class A               (22,925,501)    (319,787,395)   (73,344,426)    (1,367,359,637)
                                       -------------------------------------------------------------------------------------
                                        Class B                (5,097,349)     (63,619,113)   (12,740,160)      (217,089,786)
                                       -------------------------------------------------------------------------------------
                                        Class C                  (802,789)     (10,621,710)    (2,370,882)       (40,278,747)
                                       -------------------------------------------------------------------------------------
                                        Class I                  (105,649)      (1,471,981)      (242,155)        (4,632,380)
                                       -------------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------------
                                        Class A                 1,766,153    $  24,485,949      5,755,552    $   106,944,042
                                       -------------------------------------------------------------------------------------
                                        Class B                (1,950,822)     (24,485,949)    (6,242,908)      (106,944,042)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE TRANSACTIONS
                                                                             $ 130,090,021                   $    69,286,406
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $634 and $39,711, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper Funds (the "the
                             Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the

NOTES TO FINANCIAL STATEMENTS

                             consolidation of certain Board of
                             Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $432,431 of such costs.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary

LEWIS A. BURNHAM                  PHILLIP J. COLLORA                CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer

DONALD L. DUNAWAY                 KATHRYN L. QUIRK
Trustee                           Vice President

ROBERT B. HOFFMAN                 WILLIAM F. TRUSCOTT
Trustee                           Vice President

DONALD R. JONES                   LINDA J. WONDRACK
Trustee                           Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 ..............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 ..............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 ..............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 ..............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com



[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

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unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KGF - 3 (5/24/01) 12550